PROJECT PROFILE

Montclare Sr. Residences of Calumet Heights Chicago, IL

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $32.7 million new construction of the Montclare Sr. Residences of Calumet Heights development in Chicago, IL. The seven-story project will create 134 new units of Senior housing with 78% of those units affordable to families earning 60% or less of the Area Median Income. It is located in the South Side area of the city.

HIT ROLE	The HIT is purchasing $9.2 million of Ginnie Mae construction loan certificates and a permanent loan certificate from P/R Mortgage and Investment Corporation. The loan will be collateralized with a mortgage loan insured under Section 241 (a) of the National Housing Act.

SOCIAL IMPACT	This project will be the 3rd Montclare development located on the corner of East 95th Street and East of Stoney Island on the far South Side of Chicago. The project will include a common area with a kitchen, fitness center, media room, and library. Additionally the project will have 94 self-park car spaces.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $9.2 Million	Total Development Cost $32.7 Million	134 Units of housing, with 78% affordable units	464,000 Hours of Union Construction Work Generated	$7 Million Tax revenue generated	$64 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Montclare Sr. Residences of Calumet Heights Chicago, IL

“We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work in the Chicago area for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community”

— Michael Macellaio, Secretary-Treasurer Chicago and Cook County BCTC

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

6/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com